Exhibit 99.1

FIRST LOAN MODIFICATION AGREEMENT

This First Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of May 19, 2016, by and among SOLAR SOLUTIONS AND DISTRIBUTION, LLC, a Colorado limited liability company (“Lender”), and REAL GOODS SOLAR, INC., a Colorado corporation (“RGS”), RGS FINANCING, INC., a Colorado corporation (“RGSF”), REAL GOODS ENERGY TECH, INC., a Colorado corporation (“Real Goods Energy”), ALTERIS RENEWABLES, INC., a Delaware corporation (“Alteris”) and REAL GOODS SYNDICATED, INC., a Delaware corporation (“Syndicated”), MERCURY ENERGY, INC., a Delaware corporation (“Mercury”), REAL GOODS SOLAR, INC. – MERCURY SOLAR, a New York corporation (“Mercury Solar”), ELEMENTAL ENERGY, LLC, a Hawaii limited liability company (“Elemental”), and SUNETRIC MANAGEMENT LLC, a Delaware limited liability company (“Sunetric”, and together with RGS, RGSF, Real Goods Energy, Alteris, Syndicated, Mercury, Mercury Solar, Elemental, and Sunetric individually and collectively, jointly and severally, the “Borrower”).

1.	DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Lender, Borrower is indebted to Lender pursuant to a loan arrangement dated as of March 30, 2016, evidenced by, among other documents, that certain Amended and Restated Loan Agreement (the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.	DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by (i) the Collateral as described in the Loan Agreement and (ii) the “Intellectual Property Collateral,” as such term is defined in that certain IP Agreement, dated as of September 26, 2013, by and between Lender, as successor-in-interest to Silicon Valley Bank, and Borrower (together with any other collateral security granted to Lender, the “Security Documents”).

3.	DESCRIPTION OF CHANGE IN TERMS.

a.	Modifications to Loan Agreement.

i.	The Loan Agreement shall be amended by deleting Section 2.1.1(d) and replacing it with the following:

(d)	Certain Required Payments.

(i)	Notwithstanding anything herein to the contrary, Borrower shall make the following required payments on the Revolving Line:

Date	Payment Amount
On or before June 1, 2016, RGS shall issue 581,644 shares of RGS’s Class A common stock, par value $0.0001, using a per share price of $0.288, subject to compliance with applicable rules of the Nasdaq Stock Market set forth in Section 2.2(b) (as adjusted for any stock split, dividend, stock combination, or similar transaction that occurs after the date of this Loan Modification Agreement)

June 3, 2016	$167,513.41

June 15, 2016	$167,513.40

July 15, 2016	$335,026.81

September 15, 2016	$335,026.81

November 15, 2016	$335,026.81

January 15, 2017	$335,026.81

If any date listed above, is not a Business Day such amount shall be due on the next Business Day. Prior to the Revolving Line Maturity Date, such amounts may be reborrowed, subject to applicable terms and conditions precedent herein.

(ii)	The Loan Agreement shall be amended by deleting Section 3.1(f) and replacing it with the following:

Lender and RGS shall amend that certain Exclusive Master Supply Agreement between Lender and RGS dated April 29, 2015 to provide that each invoice shall be due immediately upon Borrower’s receipt of such invoice.

4.	CONDITIONS PRECEDENT. Borrower hereby agrees that the following documents shall be delivered to Lender prior to or concurrently with the execution of this Loan Modification Agreement, each in form and substance satisfactory to Lender (collectively, the “Conditions Precedent”):

a.	copies, certified by a duly authorized officer of Borrower, to be true and complete as of the date hereof, of each of (i) the governing documents of Borrower as in effect on the date hereof (but only to the extent modified since last delivered to the Lender), (ii) the resolutions of Borrower authorizing the execution and delivery of this Loan Modification Agreement, the other documents executed in connection herewith and Borrower’s performance of all of the transactions contemplated hereby (but only to the extent required since last delivered to Lender), and (iii) an incumbency certificate giving the name and bearing a specimen signature of each individual who shall be so authorized on behalf of Borrower (but only to the extent any signatories have changed since such incumbency certificate was last delivered to Lender);

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b.	executed copy of this Loan Modification Agreement;

c.	executed copy of the First Amendment to Exclusive Master Supply Agreement which shall, provide, inter alia, that the Exclusive Mater Supply Agreement shall be for a term that is coterminous with the Loan Agreement; and

d.	such other documents as Lender may reasonably request.

5.	ADDITIONAL COVENANTS: RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby certifies that, other than as disclosed in the Perfection Certificate, no Collateral with a value greater than Ten Thousand Dollars ($10,000) in the aggregate is in the possession of any third party bailee (such as at a warehouse). In the event that Borrower, after the date hereof, intends to store or otherwise deliver the Collateral with a value in excess of Ten Thousand Dollars ($10,000) in the aggregate to such a bailee, then Borrower shall first receive, the prior written consent of Lender and such bailee must acknowledge in writing that the bailee is holding such Collateral for the benefit of Lender. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate, dated as of March 30, 2016, as supplemented through the Effective Date hereof, and acknowledges, confirms and agrees the disclosures and information Borrower provided to Lender in such Perfection Certificate remains true and correct in all material respects as of the date hereof.

6.	CONSISTENT CHANGES. The Loan Documents are hereby amended wherever necessary to reflect the changes described above.

7.	NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Lender with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Lender, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Lender from any liability thereunder.

8.	CONTINUING VALIDITY. Except as expressly waived pursuant to this Loan Modification Agreement, the terms of the Loan Documents shall remain unchanged and in fully force and effect. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Lender and Borrower to retain as liable parties all makers of the Loan Documents, unless the party is expressly released by Lender in writing. No maker will be released by virtue of this Loan Modification Agreement.

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9.	JURISDICTION/VENUE. Section 11 of the Loan Agreement is hereby incorporated by reference.

10.	COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Lender.

[SIGNATURE PAGE FOLLOWS]

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This Loan Modification Agreement is executed as of the date first written above.

BORROWER

REAL GOODS ENERGY TECH, INC.	REAL GOODS SYNDICATED, INC.

By:	By:
Name: Dennis Lacey	Name: Dennis Lacey

Title: Chief Executive Officer	Title: Chief Executive Officer

REAL GOODS SOLAR, INC.	ALTERIS RENEWABLES, INC.

By:	By:
Name: Dennis Lacey	Name: Dennis Lacey

Title: Chief Executive Officer	Title: Chief Executive Officer

MERCURY ENERGY, INC.	ELEMENTAL ENERGY, LLC

By:	By:
Name: Dennis Lacey	Name: Dennis Lacey

Title: Chief Executive Officer	Title: Chief Executive Officer

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This Loan Modification Agreement is executed as of the date first written above.

REAL GOODS SOLAR, INC. - MERCURY SOLAR	SUNETRIC MANAGEMENT LLC

By:	By:
Name: Dennis Lacey	Name: Dennis Lacey

Title: Chief Executive Officer	Title: Chief Executive Officer

RGS FINANCE, INC.

By:
Name: Dennis Lacey

Title: Chief Executive Officer

LENDER:

SOLAR SOLUTIONS AND DISTRIBUTION, LLC

By:
DJ Alemayehu, Managing Director

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